SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                         STRIKEFORCE TECHNOLOGIES, INC.
                         ------------------------------


        New Jersey                                              22-3827597
----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)

            1090 King Georges Post Road, Suite 108, Edison, NJ     08837
            --------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:          (732) 661 9641



                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

1.   Previous Independent Registered Public Accounting Firm.

     A. On March 21, 2006, StrikeForce Technologies, Inc. (the "Company") dismissed Rosen Seymour Shapss Martin & Company ("the former accountants") as the Company's independent registered public accounting firm. In light of the Company's limited financial resources, the Company determined that it was not practicable for it to continue to retain the former accountants as its independent registered public accounting firm. The Company is currently seeking another independent registered public accounting firm that would be able to audit the Company's fiscal 2005 financial statements on a more cost effective basis.

     B. the former accountants did not audit the financial statements of the Company for the fiscal years ended December 31, 2004 and 2005.

     C. The decision to dismiss the former accountants as the Company's independent registered public accounting firm was approved by the members of the Board of Directors of the Company.

     D. Since their appointment in December 2005, the former accountants have been gathering information and making inquiries of management and the predecessor accountant in support of the registrant's opening balances as of January 1, 2005 and in preparation for their audit for the year ended December 31, 2005. Certain documentation we provided was deemed insufficient to support a certain opening balance for the purpose of the 2005 audit. Until this matter is resolved to their satisfaction, the former accountants would not proceed with the engagement.

     We did not agree with the former accountants concerning the adequacy and sufficiency of the documentation to support the registrant's opening balance as of January 1, 2005, but we were not able to reach a conclusion as we could not afford to continue to pay the fees of the former accountants which substantially exceeded the estimate originally provided to us when we engaged them.

     These "claims" of the documentation to support certain opening balances as of January 1, 2005 were in the nature of the "insufficiencies". To the best of our knowledge, the former accountants did not obtain the documentation they expected to support a certain opening balance, nor did they perform any auditing procedures in order to reach a conclusion or form an opinion on any matters of accounting principles or practices, or financial statement disclosures, or auditing scope or procedure in connection with the 2005 audit engagement.

     E. The Registrant provided the former accountants with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed herein as Exhibit 16.1 to this Current Report on Form 8-K.


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

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired: None

(b)  Pro-Forma Financial Statements: None

(c)  Exhibits:

Exhibit
No.                                  Description
--------- ----------------------------------------------------------------------
16.1 Letter of Rosen Seymour Shapss Martin & Company dated March 28, 2006 to the Securities and Exchange Commission.








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



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         STRIKEFORCE TECHNOLOGIES, INC.
                         ------------------------------
                                (Registrant)




                          By: /s/ Mark Corrao
                          ------------------------------
                          Mark Corrao
                          Chief Financial Officer




Dated:  March 28, 2006